Exhibit 13.2

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Fuxing China Group Limited (the “Company”) on Form 20-F for the fiscal year ended March 31, 2025, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Pengyou Hong, Director of Finance and Administration of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 31, 2025

By:	/s/ Pengyou Hong
	Name:	Pengyou Hong
	Title:	Director of Finance and Administration and Executive Director (Principal Accounting and Financial Officer)